EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Oramed Pharmaceuticals Inc. (the “Company”) on Form 10-KSB for period ended August 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George Drazenovic, the Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: December 14, 2006

By: /s/ George Drazenovic

George Drazenovic,
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)